Item 1: Report to Shareholders

Media & Telecommunications Fund	December 31, 2006

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Media and telecommunications stocks outperformed the broad equity market throughout the past year. The first half of the year was mixed for stocks in general, with technology stocks down in the first half and the S&P 500 Index registering only slight gains. Stocks came alive during the past six months, however, and sectors in our area of the market paced the overall advance. Your fund turned in a strong year, surpassing the results for its main competition.

For the second half of 2006, your fund posted a solid return of 19.45% in a generally strong environment; 12-month performance was also strong with a 28.55% return over the calendar year. Fund results exceeded those of both the unmanaged Standard & Poor’s 500 Index and the Lipper Telecommunications Funds Average in both periods. Relative results were particularly favorable against both benchmarks in the second half, thanks largely to stock selection.

MARKET ENVIRONMENT

There was a resurgence of both media and telecom stocks within our area of the market. Within the media group, gaming and outdoor advertising were notable performers for the year, with the Internet industry coming on strong during the second half. Within the telecom group, international wireless, towers, and cable/satellite stocks were all strong performers for the year. The telecom equipment and software sectors, on the other hand, were laggards throughout the year.

HIGHLIGHTS

• Media and telecommunications stocks outpaced the broad market in 2006.

• The fund surpassed the returns for the S&P 500 and its Lipper benchmark during the past 6- and 12-month periods.

• Stock selection in the media sector contributed strongly to good performance.

• The rapid pace of technological change presents us with attractive investment opportunities.

In the broad economy, the Federal Reserve has been consistent with its message that moderating economic growth should restrain inflation from accelerating in coming months. Generally strong economic growth has been tempered by weakness in the housing market, leading to slower growth in the final quarter than during the first half of the year. Consumer spending was encouraging through year-end, and the 4.5% unemployment rate should continue to reduce any slack in the labor market. Manufacturing trends suggest that businesses are looking to keep their inventories in check in anticipation of slowing consumer demand down the road. Investors are hoping that the Fed may reverse course in 2007 and begin to lower short-term interest rates. The nation’s central bank has held the line on rates since last June as it attempts to get a better reading on overall economic strength and inflationary pressures in the economy.

Our key investment themes have not changed and include the growth of mobile communication in both emerging markets and Canada; the development of a supporting infrastructure for mobile communication and data in the United States via wireless towers; the growth in the global online advertising market; the attractive positioning of outdoor advertising in the increasingly fragmented advertising market; and a view that strong media brands and content companies will successfully serve their customers via various distribution channels. We continue to seek out opportunities in companies best positioned to compete in this evolving technological environment.

PERFORMANCE REVIEW

Within the telecom services sector, wireless companies operating in emerging markets continued to produce strong performance for your fund. Notably, Bharti Airtel and Hutchison Telecommunications in India and America Movil and NII Holdings in Latin America were stand-out performers. We continue to believe that emerging markets present better growth opportunities for wireless companies due to the lower penetration levels of the population and the lack of sufficient wireline infrastructure. Additionally, profitability is usually enhanced by a lack of price competition in emerging markets due to the Greenfield opportunity present rather than to firms cutting prices in hopes of market share gains, as often occurs in developed markets. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents in the portfolio.)

The tower companies, specifically American Tower Systems, Crown Castle International, and SBA Communications, continued their strong performance for the fund this year. These companies are seeing increasing demand on their towers from wireless carriers looking to expand their coverage, enhance their capacity due to growth in minutes of use, and deploy next-generation data networks. We believe that these trends are still in the early stages of development, which, combined with reasonable valuations and solid business models, makes us optimistic about the future for the industry. Due to this view, we have added to our holdings over the second half of the year.

Within the media sector, we achieved strong performance from our investments in gaming companies Wynn Resorts and International Game Technology. Wynn Resorts rose as the company successfully opened its first casino in Macau, a small enclave in the South China Sea and a major destination for millions of gamblers from mainland China. We believe this successful opening is indicative of Wynn’s strong creative capability and its ability to execute, and we look forward to future projects in Macau, Las Vegas, and other locations around the world. Another winner in the gaming industry was slot machine maker International Game Technology, whose growth prospects were enhanced by the opening of new jurisdictions for its products both in the United States and abroad. We think the company will also benefit from a trend toward server-based technology that will allow casino operators to customize their casino floors and better serve their customers.

The outdoor advertising industry also generated very good results for the fund over the past year. As described in last year’s annual report, we invested a significant portion of the fund in billboard companies that were poised to benefit from the technological challenges affecting other forms of advertising as well as the trend toward digital billboards, which should enable the outdoor advertising industry to grow nicely and take significant market share of the advertising industry in coming years. During 2006, the market recognized the strong outlook for the outdoor industry, but we continue to like the sector and believe that these trends will play out over many years. Our major holdings in this industry, Lamar Advertising and Clear Channel Outdoor, were significant contributors to the fund’s performance.

Finally, despite a choppy environment for the Internet sector, your fund had strong stock selection within the group, which contributed positively to performance. Winners included Tencent Holdings (profiled in our last semiannual report), The Knot, Baidu.com, and Google. All of these companies are prime examples of market share leaders that are poised to benefit from the continued shift of advertising and commerce dollars from the offline/physical world to the online/Internet environment. Furthermore, these companies all benefited from market share gains driven by their ability to successfully reinvest their cash flow into innovative products and services.

On the other side of the ledger, Yahoo! and CNET Networks detracted from performance. Yahoo! was hurt by a delay in its new search monetization algorithm as it continued to lose global search market share to Google. Furthermore, increased competition from social network sites and traditional media companies slowed the growth of its market-leading branded business. CNET Networks was negatively impacted by advertising weakness in its principal end markets of technology and video gaming and market share loss in the photography vertical. We continue to hold both companies. With that said, as with all of our Internet holdings, we continue to pay careful attention to both companies’ innovation, competitive positions, market opportunities, and valuations.

We remain convinced that the Internet and e-commerce will continue to present us with attractive investment opportunities over time. One such opportunity, in which we have recently increased our stake, is Monster Worldwide, the leading company for online job listings. Monster is a good example of a company that will benefit from the shift from the offline/physical world (i.e., job listings in newspapers) to the online/Internet environment. We believe that there is an exciting international opportunity for the company, as it is currently the market leader in Europe and is expanding into Asia. Additionally, Monster’s Web site also generates robust traffic, which can be better monetized through advertising initiatives that management is currently undertaking. We view optimistically the recent changes to senior management and corporate governance. We are hopeful that this will result in better capital allocation. Monster’s very strong balance sheet, coupled with its cash flow, present the opportunity for the company to reward shareholders through share repurchases or dividends in the future.

Notwithstanding the fund’s strong year, we would be remiss if we did not mention that our investment in the navigation or GPS space in general, and NAVTEQ in particular, was disappointing. NAVTEQ, the global leader in providing mapping information for GPS navigation devices, experienced a negative mix shift in its business as the popularity of personal navigation devices carrying lower-priced maps eroded the sales of in-built navigation systems and after-market sales of systems carrying higher-priced maps. Additionally, higher gas prices caused slumping sales of SUVs, which traditionally carry very high attach rates for navigation systems. The formation of a rational duopoly with Tele Atlas did not occur as quickly as expected. We continue to own both companies and the area in general because of the early stage nature of the end-market, the seemingly attractive market structure, and the strong business model at scale. We are monitoring this area carefully due to the risks associated with the early-stage nature of this space as well as the potential for irrational competition or technology disruption.

At the end of December, 45% of the portfolio was invested in media, compared with 46% at the end of June, 43% was in telecom services, compared with 41% six months ago, and the rest was allocated primarily among software, telecom equipment, hardware, semiconductors, and reserves. The portfolio’s major holdings included American Tower Systems, Lamar Advertising, Rogers Communications, Crown Castle International, and America Movil.

OUTLOOK

In our view, the global economy should continue to grow, though at a slower pace than recently seen. Companies are flush with cash, which will likely translate into healthy corporate spending and economic growth. We also expect more cash to be returned to shareholders through dividends and stock repurchases during the coming year. Within the media and telecommunications industries, we believe the rapid pace of technological change presents us with attractive investment opportunities.

As always, we will continue to implement the investment strategy that has served shareholders well over the long term. Our goal is to identify sound investments in durable companies positioned to prosper from the trends we discussed, while remaining disciplined in our assessment of corporate management, underlying economics, and share price valuations.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

P. Robert Bartolo

Henry M. Ellenbogen
Cochairmen of the fund’s Investment Advisory Committee

January 19, 2007

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in media and telecommunications industries are subject to the risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependence on patent and copyright protection.

GLOSSARY

Lipper average: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

Six Months Ended 12/31/06

Best Contributors		Worst Contributors	
Rogers Communications	75¢	NAVTEQ	-18¢
Bharti Airtel	70	Yahoo!	-17
American Tower Systems	51	Crown Castle International	-14
America Movil	48	Rackable Systems	-10
Lamar Advertising	43	Sprint Nextel **	-5
Wynn Resorts	31	Checkfree	-5
International Game Technology	30	Marvell Technology Group	-4
EchoStar Communications	27	Nokia **	-4
Telus	25	SAVVIS **	-3
Grupo Televisa	25	Sina **	-2
Total	425¢	Total	-82¢

12 Months Ended 12/31/06

Best Contributors		Worst Contributors	
American Tower Systems	83¢	Yahoo!	-29¢
Bharti Airtel	80	NAVTEQ	-16
Lamar Advertising	73	CNET Networks	-14
America Movil	70	Marvell Technology Group *	-13
Rogers Communications	67	Sprint Nextel **	-7
Wynn Resorts	66	Rackable Systems *	-7
Tencent Holdings	52	MobiNil-Egyptian **	-7
International Game Technology	45	NCsoft **	-6
Hutchison Telecommunications	30	Carnival	-4
Crown Castle International	30	Juniper Networks	-4
Total	596¢	Total	-107¢

* Position added
** Position eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 98.3%		
HARDWARE 1.2%		
Enterprise Hardware 1.2%		
Harman International	127,000	12,689
Rackable Systems (1)	129,000	3,995
Total Hardware		16,684
IT SERVICES 1.5%		
IT Services 1.5%		
Amdocs (1)	250,000	9,688
CDNetworks (KRW) (1)	100,200	3,663
Equinix (1)	112,000	8,469
Total IT Services		21,820
MEDIA 43.3%		
Advertising 0.5%		
JCDecaux (EUR)	227,192	6,500
		6,500
Broadcasting 2.6%		
Grupo Televisa, ADR	1,230,000	33,223
Television Francaise (EUR)	130,000	4,822
		38,045
Cable/Satellite 3.9%		
Cablevision Systems, Class A (1)	115,000	3,275
EchoStar Communications, Class A (1)	1,402,000	53,318
		56,593
Gaming 7.9%		
Harrah's Entertainment	180,000	14,889
International Game Technology	1,185,000	54,747
Wynn Resorts	489,000	45,893
		115,529

Internet 12.8%		
Amazon.com (1)	511,000	20,164
Baidu.com, ADR (1)	70,000	7,890
Blue Nile (1)	121,614	4,486
CNET Networks (1)	1,389,000	12,626
Google, Class A (1)	119,000	54,797
Liquidity Services (1)	292,000	5,025
Monster Worldwide (1)	442,100	20,620
NDS Group (1)	72,000	3,477
NHN (KRW)	130,400	15,999
priceline.com (1)	100,000	4,361
Tencent Holdings (HKD)	5,030,000	17,914
The Knot (1)	215,000	5,642
Yahoo! (1)	538,000	13,741
		186,742
Media & Entertainment 5.4%		
Carnival	170,000	8,338
Discovery Holding, Series A (1)	620,625	9,986
Disney	367,000	12,577
Liberty Media Capital, Class A (1)	106,000	10,386
Naspers (ZAR)	216,800	5,106
Sun TV (INR)	116,255	3,779
Time Warner	483,000	10,520
Viacom, Class B (1)	444,700	18,246
		78,938
Newspapers 0.2%		
Tribune	101,700	3,130
		3,130
Publishing 0.8%		
McGraw-Hill	173,000	11,767
		11,767

Radio/Outdoor Advertising 9.2%		
Clear Channel Outdoor, Class A (1)	749,900	20,930
Lamar Advertising (1)	1,237,000	80,887
XM Satellite Radio Holdings, Class A (1)	2,196,000	31,732
		133,549
Total Media		630,793
SEMICONDUCTORS 0.9%		
Digital Semiconductors 0.9%		
Atheros Communications (1)	118,000	2,516
Conexant Systems (1)	890,000	1,816
Marvell Technology Group (1)	482,000	9,249
Total Semiconductors		13,581
SOFTWARE 3.3%		
Applications Software 2.1%		
Checkfree (1)	254,000	10,201
NAVTEQ (1)	431,000	15,072
Tele Atlas (EUR) (1)	257,300	5,371
		30,644
Consumer Software 1.2%		
Gameloft (EUR) (1)	701,700	4,195
Ubisoft Entertainment (EUR) (1)	370,000	12,484
		16,679
Total Software		47,323
TELECOM EQUIPMENT 1.8%		
Wireline Equipment 1.8%		
Juniper Networks (1)	1,025,000	19,414
TomTom (EUR) (1)	172,200	7,435
Total Telecom Equipment		26,849

TELECOM SERVICES 42.7%

Competitive Local Exchange Carriers 2.7%		
Cogent Communications Group (1)	591,000	9,586
Time Warner Telecom, Class A (1)	1,470,000	29,297
		38,883
Wireless - Domestic 18.0%		
American Tower Systems, Class A (1)	2,972,000	110,796
Crown Castle International (1)	2,112,000	68,218
Leap Wireless International (1)	555,700	33,047
NTELOS (1)	601,600	10,757
SBA Communications (1)	935,000	25,712
U. S. Cellular (1)	195,000	13,570
		262,100
Wireless - International 17.2%		
Advanced Info (THB)	2,322,000	4,978
America Movil, ADR	1,262,000	57,068
Bharti Airtel (INR) (1)	3,526,000	51,795
Cosmote Mobile Communication (EUR)	258,000	7,626
Digital Multimedia Technology (EUR) (1)	15,011	1,064
Hutchison Telecommunications (HKD) (1)	9,100,000	23,003
Mobileone (SGD)	2,125,000	2,978
MTN Group (ZAR)	530,000	6,414
NII Holdings, Class B (1)	159,000	10,246
Orascom Telecom (EGP)	100,000	6,610
Rogers Communications, Class B	1,244,000	74,142
Starhub (SGD)	3,278,571	5,621
		251,545
Wireline - Domestic 0.5%		
AT&T	214,000	7,651
		7,651

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

($ 000s)

		Year Ended 12/31/06
Investment Income (Loss)		
Income		
Dividend	$	8,847
Interest		276
Securities lending		153
Total income		9,276
Expenses		
Investment management		7,935
Shareholder servicing		2,114
Custody and accounting		176
Prospectus and shareholder reports		154
Registration		41
Legal and audit		25
Proxy and annual meeting		24
Directors		12
Miscellaneous		30
Total expenses		10,511
Expenses paid indirectly		(20)
Net expenses		10,491
Net investment loss		(1,215)
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		80,176
Foreign currency transactions		(102)
Net realized gain		80,074
Change in net unrealized gain (loss)		
Securities		227,834
Other assets and liabilities denominated in foreign currencies		(6)
Change in net unrealized gain		227,828
Net realized and unrealized gain		307,902
INCREASE IN NET ASSETS FROM OPERATIONS	$	306,687

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $91,000 for the year ended December 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, June 29, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2006, approximately 19% of the fund’s net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2006, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $774,669,000 and $665,779,000, respectively, for the year ended December 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2006. At December 31, 2006, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2006, the fund utilized $80,175,000 of capital loss carryforwards. As of December 31, 2006, the fund had $27,649,000 of capital loss carryforwards that expire in 2010.

For the year ended December 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2006, the cost of investments for federal income tax purposes was $996,705,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries, which is payable prior to repatriation of sale proceeds. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At December 31, 2006, the fund had no taxes payable, tax refunds receivable, deferred tax liabilities, or foreign capital loss carryforwards attributable to foreign securities.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2006, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2006, expenses incurred pursuant to these service agreements were $65,000 for Price Associates, $1,318,000 for T. Rowe Price Services, Inc., and $305,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $747,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2006, and December 31, 2005, was $25,048,000 and $17,396,000, respectively.

As of December 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 137,898 shares of the fund, representing less than 1% of the fund’s net assets.

NOTE 6 - INTERFUND BORROWING

Pursuant to its prospectus, the fund may borrow up to 33% of its total assets. The fund is party to an interfund borrowing agreement between itself and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2006, the fund had outstanding borrowings on 13 days, in the average amount of $5,369,000, and at an average annual rate of 5.46%. There were no borrowings outstanding at December 31, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Media & Telecommunications Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Media & Telecommunications Fund, Inc. (the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Government Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2007

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of the Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2005	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2001	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1997	The Haven Group, a custom manufacturer of modular homes
(1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to pres-
1997	ent), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to
12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 115 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[115]	T. Rowe Price International, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Savings
Bank; Director, T. Rowe Price Global Asset Management Limited and
T. Rowe Price Global Investment Services Limited; Chief Executive
Officer, Chairman of the Board, Director, and President, T. Rowe Price
Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
2006	Trust Company
[62]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price International, Inc.;
Vice President, Media &	formerly student, Sussex University and
Telecommunications Fund	Stockholm School of Economics (to 2003)

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Media &	Group, Inc.
Telecommunications Fund

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Media & Telecommunications Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kara Cheseby, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.
Telecommunications Fund

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.; formerly Analyst, Mellon Growth
Telecommunications Fund	Advisors and Fidelity Management and
Research (to 2003)

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Media &	Group, Inc.
Telecommunications Fund

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.
Telecommunications Fund

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Media &	Group, Inc., T. Rowe Price International, Inc.,
Telecommunications Fund	and T. Rowe Price Trust Company

May Foo, CFA (1977)	Employee, T. Rowe Price
Vice President, Media &
Telecommunications Fund

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
President, Media & Telecommunications Fund	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Media &	T. Rowe Price; Vice President, T. Rowe Price
Telecommunications Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Trust Company
Telecommunications Fund

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Media &	Investment Services, Inc., T. Rowe Price
Telecommunications Fund	Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Media & Telecommunications Fund	T. Rowe Price Investment Services, Inc.

Jean Medecin (1971)	Vice President, T. Rowe Price International,
Vice President, Media &	Inc.; formerly employee, Credit Lyonnais
Telecommunications Fund	Asset Management/Credit Agricole Asset
Management (to 2006)

Curt J. Organt (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.
Telecommunications Fund

D. James Prey III (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.
Telecommunications Fund

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Media &	Group, Inc., and T. Rowe Price Trust Company
Telecommunications Fund

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Media &
Telecommunications Fund

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price International, Inc.;
Vice President, Media &	formerly Telecoms Analyst and Fund Manager,
Telecommunications Fund	Deutsche Asset Management (to 2005)

Ernest C. Yeung, CFA (1979)	Vice President, T. Rowe Price International, Inc.
Vice President, Media &
Telecommunications Fund

Wenhua Zhang, CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.
Telecommunications Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable for 2006, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,401,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 16, 2007